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                                                                    Exhibit 10.3



                              MASTER REVOLVING NOTE

$ 750,000.00                      and Interest               May 22, 1995
- ---------------------------                                ---------------------

PAYMENTS, DISBURSEMENTS AND INTEREST
     FOR VALUE RECEIVED,the undersigned (the "undersigned means each maker and each endorser and, if more than one, each jointly and severally agrees to all the provisions hereunder) promise(s) to pay to the order of the UMB Bank, n.a. hereinafter called Bank"), at its main office, on demand, but if no demand on JUNE 15, 1995 the principal sum of SEVEN HUNDRED FIFTY THOUSAND AND NO/100 DOLLARS or such other lesser amount as shall be noted on the Schedule of Disbursements and Payments of Principal included herein or attached hereto pursuant to the authority set forth herein, together with interest on the unpaid principal balance hereof from time to time outstanding from date(s) of disbursement(s) until paid, at the rate of 3.00 percent per annum above the prime interest rate of Bank, adjusted Daily, with all accrued interest payable Monthly. Interest hereunder shall be computed on the basis of days elapsed and assuming a 360-day year consisting of twelve 30-day months. Unless Bank, in its sole discretion, may from time to time otherwise direct, all payments shall be applied first to payment of accrued interest, and then to reduction of the principal sum due hereunder. This note shall bear interest after maturity, whether by reason of acceleration or otherwise, at a rate of interest equal to two percent (2%) in excess of the rate stated above until paid in full, and such interest shall be compounded annually if not paid annually. Any part of the outstanding principal balance hereof may be paid prior to maturity and if less than the full amount due hereunder is paid, the undersigned, or any of them, may from time to time until maturity receive, but the Bank has no commitment to make, further disbursements hereunder; provided, however, the aggregate amount of all principal amounts outstanding hereunder shall at no time exceed the face amount of this note; and provided further, that each and every disbursement made under this MASTER REVOLVING NOTE shall be at the Bank's sole discretion. In the event the undersigned pays any part of the principal balance hereof prior to maturity or, in accordance with the terms hereof, receives any additional disbursements of principal hereunder, the principal amount due hereunder shall be the last amount stated to be the Unpaid Principal Balance of Note on the Schedule of Disbursements and Payments of Principal and the undersigned hereby authorize(s) any officer of the Bank to make notations on the Schedule of Disbursements and Payments of Principal from time to time to evidence payments and disbursements hereunder. The Bank is hereby directed by the undersigned to credit all future advances under this note to account number 987 041 6565 carried on the books of Bank in the name of Saztec International, Inc., Advanced Automation Associates, Inc. and the undersigned agrees that the Bank or holder hereof may make advances, at its discretion, upon oral or written instructions of any of the undersigned, or any other person(s) duly authorized by the undersigned.

COLLATERAL
     The term "Collateral" as used herein includes (but without limitation) all of the property listed below now owned and hereafter acquired, all proceeds and products thereof, and all accessions thereto together with (1) all accruals thereto and dividends, rights, payments, shares and property received in respect thereof, including those by way of corporate reorganization, liquidation, split or change in capital structure -- all of which will be promptly delivered to this holder hereof duly endorsed, if endorsement is required, and in proper form for transfer, (2) all indebtedness, including (without limitation) any credit balance, due from or standing on deposit with, the holder which belongs to, is in the name of, or is subject to withdrawal by, any party liable hereon, whether now existing or hereafter arising or deposited, and (3) all personal property of or in the name of any person liable hereon, now or hereafter in the possession or control of the holder hereof for any purpose and in any capacity. The undersigned makers each represent that the proceeds of this note are to be used exclusively for business or agricultural purposes and are not for the personal, family or household purposes of any of them. If this note is secured by a mortgage or deed of trust, such mortgage or deed of trust dated N/A, is governed by Section 443.055 R.S. Mo. such mortgage or deed of trust is recorded in the State of Missouri.

Description of Collateral:
  All Accounts Receivable, Inventory, Machinery, Equipment, Furniture and Fixtures as described in Security Agreements dated April 7, 1992, September 25, 1992 and February 15, 1993. All stock certificates, bonds, receipts, confirmation and similar documents as described in Security Agreements dated September 25, 1992 and December 15, 1994. All commission receivables as described in Security Agreement dated October 8, 1993.


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GRANT OF SECURITY INTEREST
     The undersigned hereby grants to Bank a security interest in the Collateral for the payment of all amounts due under this note, and all renewals and extensions thereof, and for the payment of all other present and future obligations to the holder, direct or contingent, secured or unsecured, whether or not due, of any party liable hereon (all of which amounts and obligations are hereinafter referred to as "Secured Obligations"), and Bank may accordingly retain the Collateral or any part thereof as security after the payment of all amounts due under this note. The undersigned agree(s) to give to Bank upon Bank's request, from time to time, such other and further security as Bank, in its sole discretion, may deem necessary or appropriate, such additional security to become "Collateral" under the provisions hereof.

RIGHTS RESPECTING COLLATERAL
     Before or after maturity, the holder may (1) transfer all or any part of the Collateral into the name of the holder hereof or its nominee, with or without disclosing that such Collateral is subject to the lien and security interest hereunder; (2) notify the parties obligated on any of the Collateral to make payment to the holder hereof of any amounts due or to become due thereunder; (3) enforce collection of any of the Collateral by suit or otherwise and surrender, release or exchange all or any part thereof, or compromise, extend or renew for any period (whether or not longer than the original period) any indebtedness secured thereby; (4) take control of any proceeds of the Collateral; (5) endorse any Collateral in the name of any person liable hereon, whenever, in the opinion of the holder, such endorsement may facilitate the handling of, or realization upon, the Collateral, and an irrevocable power of attorney therefor is hereby granted to the holder hereof; (6) in addition to its security interest therein, apply balances, credits, deposits, accounts, or monies of any person liable hereon held by the holder in any capacity, whether or not the same are due, applying them toward the payment of such of the Secured Obligations, and in such order of application, as the holder elects; (7) vote, use, transfer or repledge any or all of the Collateral; (8) exercise such additional rights, powers or remedies, if any, with respect to any security for or guaranty of any of the Secured Obligations as may be provided in any written instrument other than this note. No liability shall arise against the holder from any act, or the omission of any act, pertaining to the collection or failure to collect any Collateral securing this or any other obligation of any party liable hereon. The undersigned hereby agree(s) to take any and all steps necessary to preserve any rights in the Collateral against prior parties and the holder hereof shall not be bound to take any such steps. Notwithstanding any other provision herein, the undersigned shall not give, transfer, sell, encumber or otherwise dispose of any Collateral, or any interest therein, without Bank's advance written consent.

ACCELERATION AND EVENTS OF DEFAULT
     Without limitation on the demand maturity of this note, the holder may, without demand or notice of any kind, declare this note and any other of the Secured Obligations immediately due and payable in full at any time that the holder deems itself insecure for any reason whatsoever in respect of any Secured Obligation. Upon the occurrence of any of the following events of default: (1) failure of the undersigned to pay or perform any other obligation of any of the undersigned to the holder hereof; (2) the death or dissolution of, or termination of existence of, any of the undersigned; (3) the failure of any of the undersigned to pay debts as they mature; (4) appointment of a receiver of or for any part of the property of any of the undersigned, an assignment for the benefit of creditors by any of the undersigned; or the commencement of any proceedings under bankruptcy or insolvency laws by or against any of the undersigned, then this note and all other obligations of each of the undersigned to the holder hereof shall immediately become due and payable in full without notice or demand.

MISSOURI LAW
     The interpretation of this instrument and the rights and remedies of the parties hereto shall be governed by the laws of the State of Missouri.

COLLECTION EXPENSES
     To the extent permitted by applicable law, the undersigned agrees to pay all expenses of the holder in collecting this note and enforcing rights respecting and realizing upon any of the Collateral, including reasonable attorneys' fees.


                                    (Page 2)

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DEMAND, NOTICE, ENDORSERS, GUARANTORS AND SURETIES
     Demand for payment, notice of nonpayment, protest, dishonor, diligence and suit are hereby waived by all parties liable hereon. All endorsers, guarantors and sureties, by endorsing or guaranteeing this note (1) agree to all of the terms and conditions herein contained, and (2) without limitation of the foregoing, and without affecting their liabilities hereunder, agree and consent to all renewals, extensions, and modifications hereof including (a) the impairment, substitution, exchange or release at any time or times of all or any part of any property securing payment of this note and all other obligations of each of the undersigned to the holder hereof, without notice; (b) the release of, or impairment of right of recourse against, any other endorser, guarantor or surety, without notice; and (c) the substitution of renewal or extension notes for this note, without notice or demand.

NO WAIVERS
     Any failure of the holder hereof to exercise any right hereunder shall not be construed as a waiver of the right to exercise the same or any other right at any other time and from time to time thereafter.

HEADINGS
     All headings or titles appearing in this note are used as a matter of convenience only and shall not affect the interpretation of the provisions hereof.
                                          Saztec International, Inc.

  Mailing Address:                      By: /s/ David W. Roberts
  6700 Corporate Drive                     -------------------------------------
  Kansas City, MO 64120

                                           Senior Vice President
  Customer ID: 3904321                     -------------------------------------
  New Loan: #                              Advanced Automation Associates, Inc.

                                        By: /s/ David W. Roberts
                                           -------------------------------------

                                           Secretary
                                           -------------------------------------

                                           By:
                                              ----------------------------------

                                           Title:
                                                 -------------------------------


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